For the six-month period ended (a)
6/30/97
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       New York City

2.   Date of Purchase
        1/17/97

3.   Number of Securities Purchased
        35,000

4.   Dollar Amount of Purchase
       $3,399,480

5.   Price Per Unit
       $97.128

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Goldman Sachs & Company

7.   Other Members of the Underwriting
Syndicate

       Merrill Lynch & Co.
       Bear, Stearns & Co. Inc.
       Smith Barney
       Artemis Capital Group
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       First Albany Corp.
       Pryor, McClendon, Counts & Co.,
Inc.
       JP Morgan & Co.
       Morgan Stanley & Co. Incorporated
       Cambridge Partners LLC
       Samuel A. Ramiriz & Co.
       PaineWebber Inc.
       Lehman Brothers
       Citicorp Securities
       William E. Simon & Sons
       Grigsby Brandford & Co. Inc.
       Aubrey G. Langston & Co. Inc.
       Advest, Inc.
       A.G. Edwards & Sons, Inc.
       M.R. Beal & Company
       Lebenthal & Co. Inc.
       Oppenheimer & Co., Inc.
       Roosevelt & Cross Incorporated
       Muriel Siebert & Co., Inc.
For the six-month period ended (a)
6/30/97
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       New York City

2.   Date of Purchase
        4/11/97

3.   Number of Securities Purchased
       50,000

4.   Dollar Amount of Purchase
       $4,906,950

5.   Price Per Unit
       $98.139

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Smith Barney

7.   Other Members of the Underwriting
Syndicate

       Merrill Lynch & Co.
       Bear, Stearns & Co. Inc.
       Smith Barney
       Artemis Capital Group
       Goldman, Sachs, & Co.
       Prudential Securities Inc.
       First Albany Corp.
       Pryor, McClendon, Counts & Co.,
Inc.
       JP Morgan & Co.
       Morgan Stanley & Co. Incorporated
       Cambridge Partners LLC
       Samuel A. Ramiriz & Co.
       PaineWebber Inc.
       Lehman Brothers
       William E. Simon & Sons
       Advest, Inc.
       A.G. Edwards & Sons, Inc.
       M.R. Beal & Company
       Lebenthal & Co. Inc.
       Oppenheimer & Co., Inc.
       Roosevelt & Cross Incorporated
       Siebert, Brandford, Shank & Co.

For the six-month period ended (a)
6/30/97
File number (c) 811-2992

                         SUB-ITEM 77 0
                            EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
       Oregon

2.   Date of Purchase
        4/10/97

3.   Number of Securities Purchased
       15,000

4.   Dollar Amount of Purchase
       $1,500,000

5.   Price Per Unit
       $100.00

6.   Name(s) of Underwriter(s) or
Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting
Syndicate

       Merrill Lynch & Co.
       Bear, Stearns & Co. Inc.
       Smith Barney
       Prudential Securities Inc.
       PaineWebber Inc.
       M.R. Beal & Company